UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

BARFRESH FOOD GROUP INC.

(Name of Registrant as Specified in its Charter)

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12100 Wilshire Boulevard, 8th Floor, Los Angeles, CA 90025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE

HELD ON JUNE 11, 2026

Dear Stockholder:

Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Barfresh Food Group Inc. (“we”, “us”, “Barfresh” or the “Company”), will be held at 2:30 p.m. Pacific Daylight Time, on Thursday, June 11, 2026 at our principal executive office, 12100 Wilshire Boulevard, 8th Floor, Los Angeles, CA 90025, to conduct the following items of business:

1.	To elect Riccardo Delle Coste, Steven Lang, Joseph M. Cugine, Alexander H. Ware, Marc Panvier, and Tim Trant to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification;
2.	To ratify the appointment of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.	To approve and adopt the amendment of the Certificate of Incorporation of the Company to increase the number of authorized shares of Common stock from 23,000,000 to 35,000,000; and
4.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

All of the above matters are more fully described in the accompanying proxy statement.

All holders of record of our common stock as of the close of business on April 15, 2026, the record date, are entitled to notice of and to vote at this meeting and any adjournments or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during the ten days prior to the Annual Meeting, during ordinary business hours, at Barfresh’s principal executive office as well as at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.

In an effort to save costs and help protect the environment, we are using the Notice and Access method of delivery. Instead of receiving paper copies of our proxy materials in the mail, many stockholders will receive a Notice of Internet Availability of Proxy Materials (“Notice”), which provides an internet website address where stockholders can access electronic copies of proxy materials and vote. This website also has instructions for voting by telephone and for requesting paper copies of the proxy materials and proxy card. The Company’s 2026 Proxy Statement and Annual Report on Form 10-K for fiscal year 2025 are available online at www.iproxydirect.com/BRFH. We encourage you to access such materials before voting.

Whether or not you plan to attend the Annual Meeting, please cast your vote as instructed under “Voting Procedures” in the Proxy Statement as promptly as possible. You may vote over the Internet or by telephone as instructed on the Notice or by mailing in your paper proxy card if you received one. If you did not receive a paper proxy card, you may request a paper proxy card to submit your vote by mail, if you prefer.

By Order of the Board of Directors,

April 15, 2026	/s/ Riccardo Delle Coste
Riccardo Delle Coste
Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held on June 11, 2026

The proxy statement and Annual Report on Form 10-K for the year ended December 31, 2025 are available on the Internet at http://www.iproxydirect.com/BRFH

TABLE OF CONTENTS

PROCEDURAL INFORMATION	3

PROPOSAL 1: ELECTION OF Riccardo Delle Coste, Steven Lang, Joseph M. CuginE, ALEXANDER H. WaRE, MARC PANVIER, AND TIM TRANT to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification	6

CORPORATE GOVERNANCE	8

AUDIT COMMITTEE REPORT	10

EXECUTIVE OFFICERS AND DIRECTORS	11

EXECUTIVE COMPENSATION	12

DIRECTOR COMPENSATION	14

EQUITY COMPENSATION PLAN INFORMATION	14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	16

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	17

PROPOSAL 3: AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 23,000,000 TO 35,000,000	18

HOUSEHOLDING	19

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING	19

STOCKHOLDER ADVISORY VOTES	19

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING	20

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PROCEDURAL INFORMATION

Barfresh Food Group Inc. (“we,” “us,” “our,” “Barfresh” or the “Company”) is furnishing this Proxy Statement in connection with the solicitation by our Board of Directors (our “Board”) of proxies to vote at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 2:30 p.m. Pacific Daylight Time, on Thursday, June 11, 2026 at our principal executive office, 12100 Wilshire Boulevard, 8th Floor, Los Angeles, CA 90025, or at any adjournment or postponement thereof.

We first sent or made available these Proxy Materials (as defined below) to our stockholders on or about April 15, 2026. A copy of this Proxy Statement, the proxy card and our Annual Report for fiscal year 2025 (collectively, the “Proxy Materials”) can be found at the web address: www.iproxydirect.com/BRFH.

Where and when is the Annual Meeting? Our Annual Meeting will be held at 2:30 p.m. Pacific Daylight Time, on Thursday, June 11, 2026, at our principal executive office, 12100 Wilshire Boulevard, 8th Floor, Los Angeles, CA 90025.

Why did I receive these materials? You received this Proxy Statement because you held shares of our common stock on April 15, 2026, the record date fixed by our board of directors, and you are entitled to vote at the Annual Meeting.

Who can attend the Annual Meeting? Only stockholders as of the record date, their authorized representatives, and invited guests will be able to attend the Annual Meeting.

Who is entitled to vote? Only holders of record of our common stock at the close of business on April 15, 2026, the record date, are entitled to vote at the Annual Meeting. Each share is entitled to vote on each matter properly brought before the meeting. As of the record date, there were 16,104,853 shares of our common stock outstanding.

Who are the proxies? The board of directors of the Company has appointed Riccardo Delle Coste, our Chairman of the board of directors and Chief Executive Officer, and Lisa Roger, our Chief Financial Officer and Corporate Secretary, to serve as proxies at the Annual Meeting. When you fill out your proxy card and return it, or if you vote electronically, you will be giving the proxies your instruction on how to vote your shares at the Annual Meeting.

How do I vote if I am a registered stockholder? You may vote in person, electronically via the Internet, or by proxy. Proxies are solicited to give all stockholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they attend the meeting in person. If you are a registered holder, you can vote your proxy card by mail, electronically via the Internet, or in person at the Annual Meeting. If you choose to vote by mail, mark your proxy card enclosed with this Proxy Statement, date and sign it, and mail it in the postage-paid envelope. If you wish to vote in person, you can vote the proxy card in person at the Annual Meeting. Signing and returning a proxy will not prevent you from voting in person at the meeting.

How do I vote electronically? If you are a registered stockholder, you may vote electronically via the Internet. Please review the voting instructions on the proxy card.

How do I specify how I want my shares voted? If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the board of directors in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the board of directors on that proposal.

How do I vote if I am a beneficial stockholder? If you are a beneficial stockholder, you have the right to direct your broker or nominee on how to vote your shares. You should complete a voting instruction card which your broker or nominee is obligated to provide to you. If you wish to vote in person at the meeting, you must first obtain from the record holder a proxy card issued in your name.

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What items will be voted upon at the Annual Meeting? The following items will be voted upon at the Annual Meeting:

1. the election of Riccardo Delle Coste, Steven Lang, Joseph M. Cugine, Alexander H. Ware, Marc Panvier, and Tim Trant to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification;

2. the ratification of the appointment of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

3. the approval and adoption of the amendment of the Certificate of Incorporation of the Company to increase the number of authorized shares of common stock from 23,000,000 to 35,000,000; and

4. such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The board of directors does not currently know of any other matters that may be brought before the meeting for a vote. However, if any other matters are properly presented for action, it is the intention of the persons named on the proxy card to vote on them according to their best judgment.

What is the board of directors’ voting recommendation? For the reasons set forth in more detail later in the Proxy Statement, the board of directors unanimously recommends a vote FOR the election of all nominees for director proposed by our Board (Proposal 1), and FOR Proposal No. 3, the approval and adoption of the amendment to the Certificate of Incorporation. The board of directors has ratified the selection of Eide Bailly LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2026 (Proposal 2) which selection was made by the Company’s audit committee. The board of directors recommends a vote FOR the ratification of the auditors (Proposal 2).

How can I provide my comments to the Company? We urge you to let us know your comments about the Company or to bring a particular matter to our attention by writing directly to us at Barfresh Food Group Inc., 12100 Wilshire Boulevard, 8th Floor, Los Angeles, CA 90025, attention: Lisa Roger, Corporate Secretary.

How many votes are needed to have the proposals pass? The affirmative vote of the majority of the votes present and entitled to vote at the Annual Meeting is required to ratify the selection of the auditors. Directors are elected by plurality vote. The affirmative vote of a majority of the outstanding shares of common stock is required to adopt the amendment to the Certificate of Incorporation.

How are the votes counted? You will have one vote for each share of our common stock that you owned on the record date. If the proxy card is properly executed and returned prior to the Annual Meeting, the shares of common stock it represents will be voted as you instruct on the proxy card. If a proxy card is unmarked, or if you indicate no vote, the shares of common stock it represents will be voted FOR Proposal No. 1, the election of directors recommended by the board of directors, FOR Proposal No. 2 the ratification of the auditors for this year, and FOR Proposal No. 3, the adoption of the amendment to the Certificate of Incorporation.

No Cumulative Voting. Holders of common stock shall not be entitled to cumulate their votes for the election of directors or any other matters.

Abstentions. Abstentions will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will not constitute a vote FOR or AGAINST any matter, and thus will be disregarded in the calculation of shares voting or votes cast on any matter submitted to the stockholders for a vote.

Broker Non-Votes. A broker non-vote occurs when shares held by a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine”, a broker who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. At our Annual Meeting, only Proposal No. 2. (ratifying the appointment of our independent registered public accounting firm) is considered a routine matter. Your broker will therefore not have discretion to vote on the following “non-routine” matters absent direction from you: the election of directors, and adoption of the amendment to the Certificate of Incorporation.

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Broker non-votes and abstentions by stockholders from voting (including brokers holding their clients’ shares of record who cause abstentions to be recorded) will be counted towards determining whether or not a quorum is present. However, since the affirmative vote of the majority of the votes present and entitled to vote at the Annual Meeting is required to pass Proposal 2, broker non-votes and abstentions make it more difficult for a majority vote to be obtained.

Quorum. A majority of the shares of common stock outstanding on the record date, represented in person or by proxy, will constitute a quorum at the Annual Meeting. As of April 15, 2026, we had 16,104,853 shares of common stock outstanding. The number of shares required to be represented in person or by proxy at the Annual Meeting to constitute a quorum is 8,052,427.

How can I revoke my proxy? You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions:

(1) giving timely written notice of the revocation to our Corporate Secretary,

(2) executing and delivering a proxy card with a later date, or

(3) voting in person at the meeting.

How would my proxy be voted on other matters? The persons named on the proxy card will have discretionary authority to vote on business other than Proposal 1 (the election of directors), Proposal 2 (ratification of the appointment of our independent registered public accounting firm), and Proposal 3 (adoption of the amendment to the Certificate of Incorporation), as may properly come before the Annual Meeting.

Who will pay for the costs involved in the solicitation of proxies? This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Barfresh Food Group Inc. Barfresh will pay all costs of preparing, assembling, printing and distributing the Proxy Materials. Our employees, officers and directors may, for no additional compensation, solicit proxies on behalf of the board of directors through the mail, in person and by telecommunications. Upon request, we will reimburse brokerage firms and other record holders for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

Do stockholders have any dissenters’ rights with regards to the matters proposed to be acted upon? There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Delaware with respect to any of the matters proposed to be acted upon herein.

Where can I find the voting results of the Annual Meeting? The final voting results will be reported in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission within four business days of the Annual Meeting, and that Form 8-K will be available on our website at http://www.barfresh.com/investors/corporate/sec-filings/. We also expect to announce preliminary results at the Annual Meeting.

How can I communicate with the board of directors? If you wish to communicate with the board of directors, you may send your communication in writing to: Barfresh Food Group Inc., 12100 Wilshire Boulevard, 8th Floor, Los Angeles, CA 90025, attention: Lisa Roger, Corporate Secretary. who will forward all material communications from stockholders to the appropriate director or directors or committee of the board of directors based on the subject matter. You must include your name and address in the written communication and indicate whether you are a stockholder of the Company.

IMPORTANT

Please promptly vote and submit your proxy by (1) voting through the internet at the website shown on the proxy card or Notice (http://www.iproxydirect.com/BRFH) or (2) signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope so that your shares can be voted. This will not limit your rights to attend or vote at the 2026 Annual Meeting.

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PROPOSAL 1: ELECTION OF Riccardo Delle Coste, Steven Lang, Joseph M. Cugine, Alexander H. Ware, MARC PANVIER, and TIM TRANT to serve a one-year term as Directors until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification

Under our bylaws, the board of directors consists of no fewer than three members and no greater than nine members, as determined by the board of directors or the stockholders from time to time. The board of directors is empowered to fix the number of directors from time to time and is currently set at six. Riccardo Delle Coste, Steven Lang, Joseph Cugine, Alexander H. Ware, Marc Panvier, and Tim Trant are to be elected to our board of directors at the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The board of directors has nominated and approved the nominations of six persons to serve as directors until the 2027 annual meeting, or until each director’s successor is elected and qualified. All of the nominees currently serve on our board of directors. Each of the nominees has agreed to continue to serve if elected. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated by the board of directors to fill any vacancy. Additionally, the board of directors may elect additional members of the board of directors to fill any additional vacancies. Except as set forth below Marc Panvier’s biography, below, there are no arrangements or understandings pursuant to which a nominee has been or will be elected as a director.

The nominees are as follows:

Name	Age	Position
Riccardo Delle Coste	47	President, Chief Executive Officer and Chairman
Steven Lang	73	Director
Joseph M. Cugine	65	Director
Alexander H. Ware	64	Director
Marc Panvier	59	Director
Tim Trant	58	Director

Riccardo Delle Coste has been the Chairman of our board of directors, President and Chief Executive Officer since January 10, 2012. Mr. Delle Coste developed a unique system using controlled pre-packaged portions to deliver a freshly made smoothie that is quick, cost efficient, healthy and with no waste. In building the business, he is responsible for securing new business and maintaining key client relationships. He is also responsible for the development of new product from testing to full-scale production, product improvement and research and development with new product launches. Mr. Delle Coste also has over five years of investment banking experience. Mr. Delle Coste attended Macquarie University, Sydney, Australia while studying for a Bachelor of Commerce for 3.5 years but left to pursue business interests before receiving a degree.

Qualifications: Mr. Delle Coste has over 20 years of experience within retail, hospitality and dairy manufacturing.

Steven Lang was appointed as a director of the Company on January 10, 2012. Prior to joining Barfresh NV, from 2003 to 2007, Mr. Lang was a director of Vericap Finance Limited, a company that specializes in providing advice to and investing in Australian companies with international growth potential. From 1990 to 1999, he served as a director of Babcock & Brown’s Australian operations where he was responsible for international structured finance transactions. Mr. Lang received a Bachelor of Commerce and a Bachelor of Laws from the University of New South Wales in 1976 and a Master of Laws from the University of Sydney in 1984. He has been a member of the Institute of Chartered Accountants in Australia and was licensed to practice foreign law in New York.

Qualifications: Mr. Lang has over 40 years of experience in business, accounting, law and finance and served as Chairman of an Australian public company.

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Joseph M. Cugine was appointed as a director of the Company on July 29, 2014, and served as president of our wholly owned subsidiary, Barfresh Corporation, Inc., from April 27, 2015, to July 13, 2021. Mr. Cugine is the owner and president of Cugine Foods and JC Restaurants, a franchisee of Taco Bell and Pizza Hut in New York. He is also president and owner of Restaurant Consulting Group LLC. Prior to owning and operating his own firms, Mr. Cugine held a series of leadership roles with PepsiCo, lastly as chief customer officer and senior vice president of PepsiCo’s Foodservice division. Mr. Cugine also serves on the board of directors of The Chef’s Warehouse, Inc., a publicly traded specialty food products distributor in the U.S., as well as Ridgefield Playhouse and R4 Technology. He received his B.S. degree from St. Joseph’s University in Philadelphia.

Qualifications: Mr. Cugine’s career in sales, marketing, operations and supply chain spans more than 25 years. He has extensive industry contacts and proven experience leading and advising numerous successful food distribution companies.

Alexander H. Ware was appointed as a director of the company on July 13, 2016. From September 2018 to January 2022, Mr. Ware served as President of Foodsby, Inc., a fast-growing meal ordering platform for office buildings. Before its acquisition by Inspire Brands, he served as Interim President, and Executive Vice President and Chief Financial Officer of Buffalo Wild Wings (BWLD) from October 2016 to 2018. From 2012 through 2016, Mr. Ware was Executive Chairman of MStar Holding Corporation (MicroStar) and had served as Interim Chief Executive Officer in 2013. Prior to MicroStar, he served as a Senior Advisor and previously as Executive Vice President of Strategic Development of Pohlad Companies, a family office, from 2010 to 2015. Starting in 1994, he served in increasing capacities at PepsiCo, then PepsiAmericas, Inc. (PAS) culminating as Executive Vice President and Chief Financial Officer from 2005 until its sale to PEP in 2010. Previously, he was a Senior Associate at Booz Allen Hamilton, Inc. from 1990 to 1994. Mr. Ware received his Bachelor of Arts degree in Economics from Hampden-Sydney College and his Master of Business Administration from the Darden Graduate School of Business at the University of Virginia. In addition to Barfresh, Mr. Ware currently serves on the board of MStar Holding Corporation, the advisory board of Stonearch Capital, advisor to HyperSpectral ai, trustee of The Minneapolis Foundation, and as a director and treasurer of One Village Partners.

Qualifications: Mr. Ware has specific and relevant industry experience in the production and marketing of beverages as well as the operations and management of restaurants. In addition, Mr. Ware has knowledge in the areas of strategic and financial planning, corporate development, personnel management, resource allocation and distribution.

Marc Panvier was appointed as a director of the Company on April 1, 2026. He is the Senior Vice President of Operations, North America for Bel Brands USA, a wholly owned subsidiary of the Bel Group. The Bel Group, a subsidiary of Unibel, is an international France-based group, a world leader in branded cheese business and fruit pouches, with brands such as Laughing Cow, Mini-Babybel, Boursin and GoGo Squeez. In that position since September 2022, Mr. Panvier manages and coordinates the global supply chain of the Bel Group brands in North America, covering five owned plants and a network of co-manufacturing partners. He has held a number of positions with Bel Group during his career which began in October 1990. Mr. Panvier earned a MS degree from Universite de Technologie de Compiegne in food science engineering, and an MBA degree from Universite Paris Dauphine, France.

Pursuant to the investor rights agreement between Barfresh and Unibel dated November 23, 2016, Unibel is entitled to appoint one director to the board of directors of Barfresh, which director is entitled to sit on each committee of the board of directors selected by Unibel, unless Unibel has beneficial ownership of less than: (i) 75.0% of its Shares; and (ii) 5.0% of the company’s issued and outstanding common stock. Unibel has designated Marc Panvier as its board designee. Barfresh has agreed to call stockholder meetings whenever necessary to ensure Unibel’s designee is elected as a director. At any time that Unibel’s designee is not a director, Unibel’s designee will be entitled to be a board observer. Riccardo Delle Coste, Steven Lang and their respective affiliates have agreed to vote their shares in favor of Unibel’s designee.

Qualifications: Mr. Panvier has over 35 years of experience in managing operations in the food industry.

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Tim Trant was appointed as a director of the Company on April 1, 2026. Since September 2020, he has served as the chief executive officer of G & J Pepsi-Cola Bottlers, Inc, the largest independently-owned PepsiCo bottler with markets in Kentucky and Ohio. He also served as the chief customer officer for Barfresh from June 2015 to December 2019 and continued to serve as a consultant to the Company. He has more than 30 years of experience within Pepsi bottling and corporate PepsiCo. Mr. Trant received his bachelor’s degree and his master’s degree in business administration from the University of Dayton in 1989 and 1999, respectively.

Qualifications: Mr. Trant has extensive experience in the beverage industry and bottling operations specifically.

Vote Required

In accordance with applicable law and our bylaws, the election of directors shall be by plurality vote. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. Brokers who hold shares in street name may not vote on behalf of beneficial owners with respect to Proposal 1 if they do not receive voting instructions from the beneficial owners. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the election of these nominees.

The board of directors unanimously recommends a vote “FOR” the election of Riccardo Delle Coste, Steven Lang, Joseph M. Cugine, Alexander H. Ware, Marc Panvier, and Tim Trant as directors.

CORPORATE GOVERNANCE

Leadership Structure

The positions of our chairman of the board of directors and principal executive officer are served by Riccardo Delle Coste. Our board of directors has no formal policy on whether the role of the chairman of the board of directors and principal executive officer should be held by separate persons. We believe it is important to maintain flexibility to have either combined offices or a separate chairman and principal executive officer structure as circumstances dictate and to make that determination based on the strategic and operational position and direction of the Company and the character of the membership of our board of directors.

Our board of directors believes that our current management structure, in which Mr. Delle Coste serves in a combined chairman and principal executive officer role, is appropriate for us at this time. Mr. Delle Coste possesses an understanding of the operational issues, opportunities, risks and challenges facing the Company and its business on a day-to-day and long-term basis. Given Mr. Delle Coste’s particular skills and knowledge, as well as our size and stage of development, we believe Mr. Delle Coste is best positioned to identify key risks and developments facing the Company to be brought to our board’s attention and to lead discussion and execution of strategy.

Risk Oversight

Both the full board of directors and its committees oversee the various risks faced by the Company. Management is responsible for the day-to-day management of the Company’s risks and provides periodic reports to the board of directors and its committees relating to those risks and risk-mitigation efforts. Our board of directors’ oversight of risk is conducted primarily through the standing committees of the board of directors, with the audit committee taking a lead role on oversight of financial risks and in interfacing with management on significant risks or exposures and assessing the steps management has taken to minimize such risks. The audit committee also is charged with, among other tasks, oversight of management on the Company’s guidelines and policies to govern the process by which the Company’s exposure to risk is handled. Members of the Company’s management, including our principal financial officer, periodically report to the audit committee regarding risks overseen by the audit committee, including quarterly with respect to the Company’s internal control over financial reporting. The compensation committee, in consultation with management, has reviewed the design and operation of the Company’s compensation arrangements and evaluated the relationship between the Company’s risk management policies and practices and these arrangements. As a result of this review, the compensation committee has determined that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. Our board of directors does not believe that its role in the oversight of our risks affects the board’s leadership structure.

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Board of Directors and Committee Meetings

During 2025, the board of directors met five times. Each of our directors attended at least 75% of the meetings. Each member of a committee of our board of directors attended at least 75% of meetings of all committees to which he/she belonged.

Attendance of Board Members at Annual Stockholder’s Meeting

The Company does not have a policy for Board meeting or committee meeting attendance because, pursuant to our bylaws, members constituting a majority of directors constitute a quorum for meetings of the board of directors and all our directors regularly attend all meetings.

Board Structure and Committees

We currently have an audit committee, a compensation committee and a nominating and governance committee. The members of the audit committee are Joseph Cugine, Tim Trant and Alexander Ware. The audit committee is primarily responsible for reviewing the services performed by our independent auditors and evaluating our accounting policies and our system of internal controls. Joseph Cugine, Tim Trant, and Alexander Ware are independent members of the audit committee, as defined below. The members of the compensation committee are Joseph Cugine and Tim Trant. The compensation committee is primarily responsible for reviewing and approving our salary and benefits policies (including stock-based compensation) and other compensation of our executive officers. The members of the nominating committee are Steven Lang, Marc Panvier and Alexander Ware. The nominating and governance committee is primarily responsible for overseeing corporate governance and for identifying, evaluating and recommending individuals to serve as directors of the Company.

Board Determination of Independence

We use the definition of “independence” standards as defined in the NASDAQ Stock Market Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the Company or any other individual having a relationship, which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. We have determined that five of our six directors are independent, which constitutes a majority.

Nomination of Directors

Our nominating and governance committee determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered. In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. In addition to the above considerations, the nominating and governance committee will consider criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; number of other board seats; and willingness to commit the necessary time to ensure an active board whose members work well together and possess the collective knowledge and expertise required by the board of directors. The nominating and governance committee will consider these same criteria for candidates regardless of whether the candidate was identified by the committee, by stockholders, or any other source.

The nominating and governance committee will consider qualified candidates for possible nomination that are submitted by our stockholders. Stockholders wishing to make such a submission may do so by sending the requisite information to the board of directors at the address indicated herein under the heading “Stockholder Proposals for 2027 Annual Meeting.” Any recommendations submitted by a stockholder should be in writing and should include whatever supporting material the stockholder considers appropriate in support of that recommendation, but must include the information prescribed by our bylaws and any other information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of Barfresh, if elected.

The nominating and governance committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate’s willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the nominating and governance committee. This information is evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the nominating and governance committee determines which candidate(s) to recommend to the board to submit for election at the next stockholder meeting. The nominating and governance committee uses the same process for evaluating all candidates, regardless of the original source of the nomination.

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Our goal is to seek to achieve a balance of knowledge and experience on our board. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criteria for nominees. The board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in finding director nominees.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following audit committee report shall not be deemed to be “soliciting material,” is not deemed “filed” with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in such filing except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The primary purpose of the audit committee is to assist the board of directors in fulfilling its oversight responsibilities with respect to matters involving the accounting, financial reporting and internal control functions of the Company. The audit committee has sole authority to select the Company’s independent registered public accounting firm.

The audit committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm and other financial professional services providers. These services may include audit services, audit-related services, tax services and other services. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget. The Company’s independent registered public accounting firm and management report annually to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed.

Management is responsible for preparing the Company’s financial statements so that they comply with generally accepted accounting principles and fairly presents the Company’s financial condition, results of operations and cash flows; issuing financial reports that comply with the requirements of the SEC; and establishing and maintaining adequate internal control structures and procedures for financial reporting. The audit committee’s responsibility is to monitor and oversee these processes.

In furtherance of its role, the audit committee has an annual agenda, which includes periodic reviews of the Company’s internal controls and of areas of potential exposure for the Company such as litigation matters. The Committee meets at least quarterly and reviews the Company’s interim financial results and earnings releases prior to their publication.

In this context, the audit committee has reviewed and discussed with management (i) the audited financial statements of the Company for the fiscal year ended December 31, 2025, (ii) the Company’s evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2025 and (iii) the related opinion of the Company’s independent registered public accounting firm. The audit committee also has discussed with Eide Bailly LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with audit committees), as currently in effect. The audit committee also has received written disclosures and a letter from Eide Bailly LLP regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with audit committees) and has discussed with Eide Bailly LLP the independence of that firm. Based upon these materials and discussions, the audit committee has recommended to the board of directors that the Company’s audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

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The Audit Committee of the Board of Directors

Alexander Ware, Chairman

Tim Trant

Joseph Cugine

Certain Relationships and Related Transactions

The Company’s policy with regard to related party transactions requires any related party loans that are (i) non-interest bearing and in excess of $100,000 or (ii) interest bearing, irrespective of amount, must be approved by the Company’s board of directors. All issuances of securities by the Company must be approved by the board of directors, irrespective of whether the recipient is a related party.

EXECUTIVE OFFICERS AND DIRECTORS

The following section sets forth the names, ages, and current positions with the Company held by the executive officers, directors and significant employees together with the year such positions were assumed. There is no immediate family relationship between or among any of the executive officers or significant employees, and the Company is not aware of any arrangement or understanding between any executive officer and any other person pursuant to which he was elected to his or her current position, except in the case of Marc Panvier.

Name	Age	Position
Riccardo Delle Coste	47	President, Chief Executive Officer and Chairman
Lisa Roger	60	Chief Financial Officer and Corporate Secretary
Steven Lang	73	Director
Joseph M. Cugine	65	Director
Alexander H. Ware	64	Director
Marc Panvier	59	Director
Tim Trant	58	Director

Lisa Roger was appointed on January 4, 2022 to serve as our Chief Financial Officer effective January 17, 2022. Ms. Roger previously served as the EVP Corporate Controller at FreshRealm, a fresh meals solution provider that partners with retailers, from May 2021 to December 2021. From March 2014 to May 2021, she held various positions with Fox Factory Inc., most recently as the Vice President, Accounting and Tax. Fox Factory Inc. is a designer, manufacturer and marketer of products and systems used primarily on bikes, side-by-sides, off-road vehicles and trucks, ATVs, snowmobiles, specialty vehicles and applications, motorcycles, and commercial trucks. Ms. Roger holds a Bachelor of Arts degree in Economics and Business from University of California, Los Angeles and a Master of Business Administration degree from University of California, Los Angeles Anderson Graduate School of Management, and is a Certified Public Accountant in the State of California (inactive status).

See pages 6 through 8 for information about the directors.

Employment Agreements

On April 27, 2015, Smoothie, Inc. entered into an executive employment agreement with Riccardo Delle Coste, its Chief Executive Officer and director. Mr. Delle Coste is also the Chief Executive Officer and Chairman of the Company. Pursuant to the employment agreement, he receives a base salary of $350,000, subject to adjustment as approved by the Board of Directors, and performance bonuses of 75% of his base salary based on mutually agreed upon performance targets. The performance bonus for 2024 was structured as a performance share unit (PSU) for a target award of 254,580, under which 44% could be earned for each of Company revenue and adjusted EBITDA targets, and 12% based on achievement of individual goals, with additional time-based vesting on 34% of the award. The performance bonus for 2025 was structured as a performance share unit (PSU) for a target award of 98,438 shares, under which 44% could be earned for each of Company revenue and adjusted EBITDA targets, and 12% based on achievement of individual goals, with additional time-based vesting on 34% of the award. In addition, Mr. Delle Coste receives up to an additional 19,231 options, on an annual basis, subject to vesting requirements. All options and PSUs granted under the employment agreement are subject to the Company’s 2015 and 2023 Equity Incentive Plans unless specifically excluded from registration.

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 On January 1, 2022, Lisa Roger agreed to serve as the Company’s Chief Financial Officer effective January 17, 2022. Her offer of employment provided for a base salary of $275,000, subject to adjustment as approved by the Board of Directors, and performance bonuses of up to 25% of her base salary, based upon performance targets determined by the Board of Directors. In addition, Ms. Roger was granted 8-year options to purchase up to 15,385 shares of common stock of Barfresh, half of which vested January 17, 2024, and the remaining half vested January 17, 2025. In addition, Ms. Roger was granted 7,693 shares, half of which vests January 17, 2024, with the remaining half vesting January 17, 2025. The performance bonus for 2024 was structured as a PSU for a target award of 62,284, under which 30% could be earned for each of Company revenue and adjusted EBITDA targets, and 40% based on achievement of individual goals. The performance bonus for 2025 was structured as a PSU for a target award of 24,083 shares, under which 30% could be earned for each of Company revenue and adjusted EBITDA targets, and 40% based on achievement of individual goals. In addition, Ms. Roger receives an additional 15,000 shares, on an annual basis, subject to vesting requirements. The options, restricted shares and PSUs are subject to the Company’s 2015 and 2023 Equity Incentive Plans.

Code of Ethics

Our Chief Executive Officer and Chief Financial Officer are bound by a Code of Ethics that complies with Item 406 of Regulation S-K of the Exchange Act.

EXECUTIVE COMPENSATION

Overview

The compensation committee sets the compensation of our executive officers. Our objectives with respect to compensation of our executive officers are to: (1) link executive compensation to our business strategy execution and performance; (2) offer compensation designed to attract, retain and reward key executive officers; and (3) offer salary, cash bonus and incentive compensation pay opportunities that are competitive in the marketplace, recognize achievement of our business strategy objectives, and align the long-term interests of executive officers with those of our stockholders. The primary objectives that we consider are market penetration of product, revenue growth, and analysis of our financial performance as compared to our internal plans and projected forecasts.

The material elements of our compensation program for our Named Executive Officers are annual cash compensation, annual incentive compensation and long-term incentive compensation. Our Named Executive Officers are eligible to participate in our health and welfare benefit plans generally available to our other employees.

The following table summarizes all compensation for the fiscal years ending December 31, 2025 (“2025”) and December 31, 2024 (“2024”) received by our “Named Executive Officers”:

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SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock awards ($)		Option awards ($)		All other compensation ($)		Total ($)
Riccardo Delle Coste,	2025	394,000	148,000	(1)	-0-		39,000	(2)	26,000	(3)	607,000
Chief Executive Officer	2024	394,000	146,000	(4)	-0-		18,000	(5)	11,000	(6)	569,000

Lisa Roger,	2025	289,000	35,000	(7)	41,000	(8)	-0-		4,000		369,000
Chief Financial Officer	2024	289,000	39,000	(9)	84,000	(10)	292,000	(11)	-0-		704,000

(1)	Represents the grant date fair value of PSUs earned for achievement of company and individual performance goals under the 2025 performance bonus and the final vesting of PSUs earned under the 2022 performance bonus.

(2)	Represents a stock option grant of 19,231 option shares issued 4/25/25 with an exercise price of $2.76, which vests in equal increments on each of the first, second and third anniversaries of the grant date.

(3)	Represents the car allowance paid to Mr. Delle Coste, cost of housing and furniture resulting for working in the Company’s Ohio location, and the Company’s contribution to his health savings account.

(4)	Represents the grant date fair value of PSUs earned for achievement of company performance goals under the 2023 performance bonus with time vesting requirements and individual performance goals under the 2024 performance bonus.

(5)	Represents a stock option grant of 19,231 option shares issued 4/29/24 with an exercise price of $1.57, which vests in equal increments on each of the first, second and third anniversaries of the grant date.

(6)	Represents the car allowance paid to Mr. Delle Coste.

(7)	Represents the grant date fair value of PSU’s earned for achievement of company and individual performance goals under the 2025 performance bonus.

(8)	Represents 15,000 shares issued on 4/25/2025, which vest in equal increments on each of the second, third and fourth anniversaries of the grant date.

(9)	Represents the grant date fair value of PSUs earned for achievement of company and individual performance goals under the 2024 performance bonus.

(10)	Represents 20,000 shares issued on 1/10/24 and 25,000 shares issued on 6/13/24, which vest in equal increments on each of the second, third and fourth anniversaries of the grant date.

(11)	Represents a stock option grant of 150,000 option shares issued 6/13/24, which vests in equal increments on each of the second, third and fourth anniversaries of the grant date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date
Riccardo Delle Coste	19,231	(1)			9.36	12/31/26
	19,231	(1)			7.15	12/31/26
	19,231	(1)			6.76	12/31/26
	19,231	(1)			5.85	5/20/27
	19,231	(1)			4.94	4/25/28
	19,231	(1)			5.72	4/27/29
	19,231	(1)			6.79	4/27/30
	12,821	(2)	6,410	(2)	1.33	4/27/31
	6,410	(2)	12,821	(2)	1.57	4/29/32
	0	(2)	19,231	(2)	2.76	4/25/33

Lisa Roger	15,385	(1)			5.95	1/17/30
	0	(3)	150,000	(3)	2.19	6/13/32

(1)	Fully vested.
(2)	Vests ratably in equal increments on the first, second and third anniversary of the date of grant of the option.
(3)	One-third of the option vests on June 13, 2026, one-third vests June 13, 2027, and the remaining third vests June 13, 2028.

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DIRECTOR COMPENSATION

The following table summarizes the compensation paid to our directors that were not employees for the fiscal year ended December 31, 2025. A director who is a Company employee does not receive any compensation for service as a director. The compensation received by directors that are employees of the Company is shown above in the summary compensation table. We reimburse all directors for expenses incurred in their capacity as directors.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Total ($)
Joseph Cugine	-0-	50,000	-0-	50,000
Steven Lang	-0-	25,000	25,000	50,000
Isabelle Ortiz-Cochet	-0-	-0-	50,000	50,000
Alexander Ware	-0-	50,000	-0-	50,000
Justin Borus	-0-	-0-	-0-	-0-

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information, as of December 31, 2025, with respect to equity securities authorized for issuance under our equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, RSUs, PSUs, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in Column a

Equity compensation plans approved by security holders (1)	626,000	$5.40	709,000
Equity compensation plans not approved by security holders	352,000	$-	-

TOTAL	978,000	$5.40	709,000

(1)	The weighted-average price does not take RSUs and PSUs into account.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our shares of common stock beneficially owned as of April 15, 2026 for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants or otherwise. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of April 15, 2026. As of April 15, 2026, the Company had 16,104,853 shares of common stock outstanding. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of April 15, 2026 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

	Common stock Beneficially Owned
Name and address of beneficial owner (1)	Number of Shares	Percentage of Class

Directors and Officers
Riccardo Delle Coste (2) (3) (4)	1,972,867	12.1%

Steven Lang (5) (6) (7)	1,667,597	10.3%

Joe Cugine (8) (9)	430,141	2.7%

Lisa Roger (10) (11)	150,977	0.9%

Alexander Ware (12) (13)	148,792	0.9%

Tim Trant (14) (15)	104,314	0.6%

Marc Panvier(16)(17)	3,938	*

All directors and officers as a group (7 persons)	4,478,626	26.7%

5% Beneficial Owners

Unibel, 2 Allee De Longchamp Suresnes, France 92150	2,199,788	13.7%

Justin Borus, 101 S Madison Street, Denver, CO 80209(18)	1,440,885	9.0%

Bleichroeder LP, 1345 Avenue of the Americas, 47th Floor New York, NY 10105(19)	1,390,758	8.6%

Norman H Pessin; Sandra F Pessin 400 E 51st PH31, New York, NY 10022	1,299,252	8.1%

IBEX Investors LLC, 101 S Madison Street Denver, CO 80209	1,110,982	6.9%

*	Less than 0.1%.
1	The address of those listed, except as noted, is c/o Barfresh Food Group Inc., 12100 Wilshire Boulevard, 8th Floor, Los Angeles, CA 90025.
2	Mr. Delle Coste is the Chief Executive Officer, President and a Director of the Company.
3	Includes 1,642,022 shares owned by R.D. Capital Holdings PTY Ltd. and 6,782 shares owned by the Delle Coste Family Trust of which Riccardo Delle Coste is deemed to be a beneficial owner.

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4	Includes 173,079 shares issuable under exercisable options granted, 43,650 performance stock units that are expected to vest on April 16, 2026, 10,345 shares issuable upon conversion of a convertible note, and 9,375 shares issuable upon exercise of warrants.
5	Mr. Lang is a Director of the Company.
6	Includes 1,471,323 shares owned by Sidra Pty Limited and 43,852 shares by Hodumo Pty Ltd of which Steven Lang is deemed to be a beneficial owner.
7	Includes 67,558 shares underlying exercisable options granted and 19,763 restricted stock units that will vest on June 10, 2026.
8	Mr. Cugine is a Director of the Company.
9	Includes 44,186 shares issuable under exercisable options granted, 68,966 shares issuable upon conversion of a convertible note, 62,500 shares issuable upon exercise of a warrant, and 19,763 restricted stock units that will vest on June 10, 2026.
10	Ms. Roger is the Chief Financial Officer of the Company.
11	Includes 65,385 shares underlying exercisable options granted and 11,560 performance stock units that are expected to vest on April 16, 2026.
12	Mr. Ware is a Director of the Company.
13	Includes 127,529 shares owned by The Alexander Ware Revocable Trust of which Mr. Ware is deemed to be a beneficial owner and 19,763 restricted stock units that will vest on June 10, 2026.
14	Mr. Trant is a Director of the Company.
15	Includes 76,924 shares issuable under exercisable options granted and 3,938 shares underlying options that will vest on June 10, 2026.
16	Mr. Panvier is a Director of the Company.
17	Includes 3,938 shares underlying options that will vest on June 10, 2026.
18	Includes 1,110,982 shares owned by Ibex Microcap Fund LLLP, of which Justin Borus is the manager of the investment manager and general partner, respectively, and deemed to be a beneficial owner.
19	Bleichroeder LP is deemed to be the beneficial owner of these shares as a result of acting as investment advisor to various clients. Clients of Bleichroeder have the right to receive and the ultimate power to direct the receipt of dividends from, or the proceeds of the sale of, such securities.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and executive officers and beneficial holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities.

To our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to Barfresh under 17 CFR 240.16a-3 during our most recent fiscal year and Forms 5 and amendments thereto furnished to Barfresh with respect to our most recent fiscal year or written representations from the reporting persons, we believe that during the fiscal year ended December 31, 2025 our directors, executive officers and persons who own more than 10% of our common stock complied with all Section 16(a) filing requirements.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has reappointed Eide Bailly LLP to audit our consolidated financial statements for fiscal 2026. Eide Bailly LLP, an independent registered public accounting firm, has served as our independent auditor continuously since March 7, 2012. A representative from Eide Bailly LLP is not expected to be present at the annual meeting.

Although stockholder ratification of the appointment is not required by law, we desire to solicit such ratification as a matter of good corporate governance. If the appointment of Eide Bailly LLP is not approved by a majority of the shares cast at the annual meeting, the audit committee will consider the appointment of another independent registered public accounting firm for fiscal 2026.

Vote Required

Ratification of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast. For purposes of the vote on Proposal 2, abstentions and broker non-votes will not be counted as votes cast and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 2. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the ratification of the selection of Eide Bailly as the Company’s independent registered public accounting firm.

The board of directors recommends a vote “for” ratification of the appointment of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Independent Registered Public Accounting Firm Fee Information

Aggregate fees for professional services rendered to the Company by Eide Bailly LLP for the years ended December 31, 2025 and December 31, 2024 were as follows.

	2025	2024
Audit fees	$100,000	$96,000
Audit related fees	119,000	1,000
Tax fees	26,000	21,000
All other fees	-	-
Total	$245,000	$118,000

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees” including services related to offering of common stock and consents for registration statements; (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Audit Fees. The aggregate fees billed for the years ended December 31, 2025 and December 31, 2024 were for the audits of our financial statements and reviews of our interim financial statements included in our annual and quarterly reports.

Audit Related Fees. The aggregate fees billed for the years ended December 31, 2025 were primarily incurred for the audit of Arps Dairy, Inc. Fees for December 31, 2024 were related to the Company’s S-8 registration statement.

Tax Fees. The aggregate tax fees billed for the years end December 31, 2025 and 2024 related to the preparation of corporate income tax returns.

All Other Fees. Eide Bailly LLP did not provide us with professional services related to “Other Fees” for the years ended December 31, 2025 or December 31, 2024.

Audit Committee Pre-Approval Policies and Procedures

Under the SEC’s rules, an audit committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the audit committee’s responsibility for administration of the engagement of the independent registered public accounting firm. The Company has established an Audit Committee. Accordingly, audit services and non-audit services described hereinabove were pre-approved by an Audit Committee.

There were no hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

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PROPOSAL 3: AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 23,000,000 TO 35,000,000

The Board of Directors has approved and is requesting stockholder approval to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 23,000,000 to 35,000,000 (the “Authorized Share Increase”). The number of authorized shares of Preferred Stock will not be changed. A copy of the proposed amendment is attached to this Proxy Statement as Exhibit A.

Reason for the Authorized Share Decrease

In August 2022, we decreased the number of authorized shares of Common Stock to 23,000,000 to ensure that we would not have an unreasonably high number of authorized but unissued shares of Common Stock. Among other things, this decrease reduced certain of our costs, such as annual franchise taxes paid to the State of Delaware.

Since 2022, the Company has sold shares of its Common Stock to raise capital for its needs and issued shares and/or performance share units as incentive compensation for its employees and directors. The Board of Directors believes that it is now appropriate to increase the number of authorized shares of Common Stock so as to have a sufficient amount available for the possible conversion of recently issued convertible notes and/or exercise of recently issued warrants, as well as for its equity incentive plans. The Board of Directors believes that the size of the increase in available shares is appropriate to provide for our needs and is in line with most similarly situated companies.

Effects of the Amendment

The Authorized Share Increase (if it is approved by our stockholders at the Annual Meeting) will not change any rights of any holder of Common Stock. Voting rights of the holders of the issued shares of Common Stock will remain the same.

The proposed amendment of the Certificate of Incorporation would increase the total number of authorized shares of Common Stock from 23,000,000 authorized shares of Common Stock to 35,000,000 authorized shares of Common Stock. The number of authorized shares of Preferred Stock would remain unchanged at 400,000.

In implementing the Authorized Share Increase, the Board of Directors intends to provide for an appropriate number of authorized shares of Common Stock available for future issuance. However, the proposed Authorized Share Increase results in an increase in the annual franchise taxes paid to the State of Delaware.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote on the matter either in person or by proxy is required to approve the Certificate of Amendment to effectuate the Authorized Share Increase. Abstentions and broker non-votes will count as votes against the Authorized Share Increase.

The board of directors recommends that stockholders vote “for” the approval of the authorized share increase proposal, and proxies solicited by the board of directors will be voted in favor of the amendment unless a stockholder indicates otherwise.

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HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This practice, known as “householding”, is designed to reduce the volume of duplicate information and reduce printing and postage costs.

If you and others who share your mailing address own our common stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement or Notice of Internet Availability of Proxy Materials from each company whose stock is held in such accounts. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of our proxy statement and annual report or Notice of Internet Availability of Proxy Materials has been sent to your address.

We will promptly deliver separate copies of our proxy statement and annual report at the request of any stockholder who is in a household that participates in the householding of our proxy materials. You may send your request by mail to Barfresh Food Group Inc., 12100 Wilshire Boulevard, 8th Floor, Los Angeles, CA 90025, attention: Lisa Roger, Corporate Secretary or by telephone at (310) 598-7113.

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

Stockholder proposals for inclusion in our proxy statement: If a stockholder wishes to present a proposal to be included in our proxy statement and form of proxy for the 2027 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC and namely, Securities Exchange Act Rule 14a-8. One of the requirements is that the proposal be received by our Corporate Secretary no later than December 16, 2026, which is 120 calendar days before April 15, 2027 - the anniversary date of this Proxy Statement being released to stockholders in connection with the 2026 Annual Meeting. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s Annual Meeting on June 11, 2026, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals we receive after that date will not be included in the proxy statement for the 2027 Annual Meeting of Stockholders.

Other stockholder proposals: A stockholder proposal not included in our proxy statement for the 2027 Annual Meeting of Stockholders will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Corporate Secretary at our principal executive offices and otherwise complies with the provisions of our bylaws. The bylaws provide that we must have received the stockholder’s notice no more than 120 days in advance of the one-year anniversary of the date of the previous year’s Annual Meeting of Stockholders. To be timely, a stockholder proposal to be included in our proxy statement for the 2027 Annual Meeting of Stockholders must be received by our Secretary no later than December 16, 2026, provided, however, that if the date of the annual meeting is more than thirty (30) days before or sixty (60) days after such anniversary date, such notice will be timely only if so delivered or mailed and received no later than the later of one hundred twenty (120) days prior to the date of the meeting or ten (10) days after the first public announcement of the date of the annual meeting. Except to the extent otherwise required by law, the adjournment of a meeting of stockholders shall not commence a new time period for the giving of a stockholder’s notice as described above. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure and provisions of our bylaws.

We urge stockholders to submit all proposals by Certified Mail - Return Receipt Requested. Stockholder proposals should be sent to 12100 Wilshire Boulevard, 8th Floor, Los Angeles, CA 90025, attention: Lisa Roger, Corporate Secretary.

STOCKHOLDER ADVISORY VOTES

The current frequency of stockholder advisory vote on the compensation paid to our Named Executive Officers is every three years. The next stockholder advisory vote on the compensation paid to our Named Executive Officers and on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers will occur at the Company’s 2028 annual meeting.

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OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The Board does not intend to present for action at this annual meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the annual meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

By Order of the Board of Directors,

/s/ Riccardo Delle Coste
Riccardo Delle Coste
Chairman and Chief Executive Officer
April 15, 2026

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EXHIBIT A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

BARFRESH FOOD GROUP INC.

BARFRESH FOOD GROUP INC. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

FIRST: The Board of Directors of Barfresh Food Group Inc. duly adopted resolutions setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and that the amendment be presented to the stockholders for consideration and approval. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered “FOURTH” so that, as amended, said Article shall be and read as follows:

The total number of shares of stock that the Corporation shall have authority to issue is 35,400,000, consisting of 35,000,000 shares of common stock, par value $0.000001 per share (“Common Stock”) and 400,000 shares of preferred stock, par value $0.000001 per share (“Preferred Stock”).

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issue of all or any of the remaining shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter, for each such series, such powers, designations, preferences and relative, participating, optional or other rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series and as may be permitted by the General Corporation Law of the State of Delaware. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

SECOND: This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

THIRD: All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Lisa Roger, its Corporate Secretary, this ___ day of June, 2026.

Lisa Roger, Corporate Secretary

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BARFRESH FOOD GROUP INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – THURSDAY, JUNE 11, 2026 AT 2:30 P.M. PACIFIC TIME

CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of Barfresh Food Group Inc. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint Riccardo Delle Coste and Lisa Roger, and each of them, as proxies, each with power of substitution, for and in the name of the undersigned to attend the 2026 annual meeting of stockholders of the Company to be held at 12100 Wilshire Boulevard 8th Floor, Los Angeles CA 90025, on Thursday, June 11, 2026 beginning at 2:30 P.M, Pacific Time, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/BRFH
PHONE:	1-866-752-VOTE(8683)

→ Please ensure you fold then detach and retain this portion of this Proxy →

ANNUAL MEETING OF THE STOCKHOLDERS OF BARFRESH FOOD GROUP INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Proposal 1 →	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
Election of Directors	☐	☐	
Riccardo Delle Coste			☐
Steven Lang			☐
Joseph M. Cugine			☐
Alexander H. Ware			☐
Marc Panvier			☐
Tim Trant			☐

CONTROL ID:
REQUEST ID:

Proposal 3 →	FOR	AGAINST	ABSTAIN
To approve and adopt an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock.	☐	☐	☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted "For All" in Proposal 1, "For" Proposals 2, and 3 and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ______________________, 2026

____
(Print Name of Stockholder and/or Joint Tenant)

____
(Signature of Stockholder)

____
(Second Signature if held jointly)

BarFresh Food Group Inc.
SHAREHOLDER SERVICES
1 Glenwood Avenue Suite 1001
Raleigh NC 27603

FIRST-CLASS MAIL
US POSTAGE
PAID
RALEIGH NC
PERMIT # 870

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT